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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): February 22, 2005
                                                  (February 18, 2005)
                                                  --------------------


                             RURBAN FINANCIAL CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                       0-13507                  34-1395608
             ----                       -------                  ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation or                                     Identification No.)
    organizational)


                    401 Clinton Street, Defiance, Ohio 43512
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
              ----------------------------------------------------

              (Registrant's telephone number, including area code)

                                 Not Applicable
              ----------------------------------------------------

          (Former name orformer address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement
    communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.02.        Termination of Material Definitive Agreement.
                  --------------------------------------------

         On February 18, 2005, Rurban Financial Corp. (the "Company") issued a news release announcing that its regulators, the Federal Reserve Bank of Cleveland and the Ohio Department of Financial Institutions, had terminated the Written Agreement that was entered into on July 5, 2002 with the Company and its subsidiary, The State Bank and Trust Company. The termination of the Written Agreement was effective as of February 17, 2005. The Company previously disclosed the terms of the Written Agreement in a Current Report on Form 8-K filed on July 11, 2002.

         A copy of the February 18, 2005 news release is attached as Exhibit 99 and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

(a)      Financial Statements - Not Applicable

(b)      Pro Forma Financial Information - Not Applicable

(c)      Exhibits


       Exhibit No.                   Description

           99        News Release issued by Rurban Financial Corp. on
                     February 18, 2005.


   [Remainder of page intentionally left blank; signature on following page.]

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURBAN FINANCIAL CORP.


Dated:  February 22, 2005               By: /s/ James E. Adams
                                           ------------------------------------
                                           James E. Adams
                                           Executive Vice President and Chief
                                           Financial Officer


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated February 22, 2005

                             Rurban Financial Corp.



   Exhibit No.                      Description

        99      News Release issued by Rurban Financial Corp. on
                February 18, 2005.

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